UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

BRIGGS & STRATTON CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	BGG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On June 12, 2020 (the “Effective Date”), Briggs & Stratton Corporation (the “Company”), Briggs & Stratton AG (“B&S AG”) and certain other subsidiaries of the Company entered into Amendment No. 5 to Revolving Credit Agreement (the “Amendment”) among the Company, B&S AG, the other loan parties party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”). The Amendment amends the Revolving Credit Agreement, dated as of September 27, 2019, among the Company, B&S AG, the other subsidiary borrowers from time to time party thereto, the lenders and issuing banks from time to time party thereto and the Agent (such agreement, as amended by Amendment No. 1 to Revolving Credit Agreement dated as of November 15, 2019, Amendment No. 2 to Revolving Credit Agreement dated as of January 29, 2020, Amendment No. 3 to Revolving Credit Agreement dated as of April 21, 2020, and Amendment No. 4 to Revolving Credit Agreement dated as of April 27, 2020, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by the Amendment, the “Credit Agreement”). The Amendment amends certain provisions of the Existing Credit Agreement to, among other things:

•revise the event of default respecting approval of a permitted junior debt financing, equity issuance and/or real property sale-leaseback transaction to require such a transaction to have its proposed terms and conditions approved by the required lenders and the Agent, and to be closed, effective and fully funded on such approved terms, in each case on or before July 15, 2020;
•during the period beginning on the Effective Date and ending on July 26, 2020, increase the required borrowing availability that the Company and its subsidiaries must maintain under the revolving credit facility to at least $22.5 million;
•reduce the maximum aggregate amount available for borrowing or letters of credit under the revolving credit facility that the Existing Credit Agreement contemplated by (i) $50 million to $550 million as of the Effective Date and (ii) an additional $50 million to $500 million as of July 15, 2020; and
•increase the applicable margins paid to lenders as part of the variable interest rates for (i) LIBOR borrowings to 550 basis points and (ii) base rate borrowings to 450 basis points, in each case effective on and after July 15, 2020.

On June 12, 2020, after the effectiveness of the Amendment, the Company and its subsidiaries had $305.1 million of borrowings and $53.0 million of letters of credit outstanding under the Credit Agreement. As a result, availability under the Credit Agreement was $61.9 million as of June 12, 2020.

The description of the Amendment set forth above is qualified in its entirety by reference to the Amendment filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under Item 1.01 is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 11, 2020, the Compensation Committee of the Company’s Board of Directors approved restoring the respective base salaries of the Company’s named executive officers from the previously disclosed reduced levels that have been in effect since April 1, 2020. Effective as of July 1, 2020, the named executive officers’ base salaries will be restored as follows: Todd J. Teske, Chairman, President and Chief

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES
Executive Officer ($963,000); Mark A. Schwertfeger, Senior Vice President and Chief Financial Officer ($450,000); David J. Rodgers, Senior Vice President & President – Engines & Power ($487,000); William H. Reitman, Senior Vice President & President – Support ($410,000); and Harold L. Redman, Senior Vice President & President – Turf & Consumer Products ($400,000). The salary reductions for all other salaried employees of the Company will also be restored effective July 1, 2020.

On June 11, 2020, the Board of Directors approved cash retention awards (each, a “Retention Award”) for certain of the Company’s executive officers and other key employees (each, a “Participant”). The aggregate amount of Retention Awards approved was $5.125 million. Retention Awards to be paid to named executive officers are as follows: Todd J. Teske, Chairman, President and Chief Executive Officer ($1,200,000); Mark A. Schwertfeger, Senior Vice President and Chief Financial Officer ($600,000); David J. Rodgers, Senior Vice President & President – Engines & Power ($425,000); and Harold L. Redman, Senior Vice President & President – Turf & Consumer Products ($425,000). The Retention Awards will be paid promptly following execution by the Participants of a Retention Award agreement, which is anticipated to occur in the near future.

Under the Retention Award program, a Participant will be required to repay the Retention Award net of any tax withholding in the event the Participant voluntarily resigns or is terminated by the Company for cause before the earlier of June 11, 2021 or consummation by the Company of certain significant transactions specified in the Retention Award agreement. The Retention Awards are in lieu of annual bonus and long-term incentive compensation awards for fiscal 2021.

All other elements of the named executive officers’ compensation remain unchanged.

ITEM 8.01. OTHER EVENTS.

With the approval of the Board of Directors of the Company, the Company has chosen not to make an interest payment of $6.7 million (the “Interest Payment”) due on June 15, 2020 with respect to the Company’s outstanding 6.875% Senior Notes due 2020 (the “Notes”). Under the indenture governing the Notes (the “Indenture”), the Company has a 30-day grace period to make the Interest Payment before such non-payment constitutes an event of default with respect to the Notes. During the grace period, non-payment of the Interest Payment does not constitute a default or event of default under the Credit Agreement. Failure to pay the Interest Payment by July 15, 2020 will result in an event of default under the Indenture and an event of default under the Credit Agreement.

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The exhibits listed in the Exhibit Index below are filed as part of this report.

Exhibit No.	Description
10.1
Amendment No. 5 to Revolving Credit Agreement, dated as of June 12, 2020, among Briggs & Stratton Corporation, Briggs & Stratton AG, the other loan parties party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date:	June 15, 2020	/s/ Mark A. Schwertfeger
Mark A. Schwertfeger
Senior Vice President and Chief Financial Officer Duly Authorized Officer

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